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                              SUN COMMUNITIES, INC.

                        EXHIBIT 21 - LIST OF SUBSIDIARIES

      Main operating subsidiary:

Sun Communities Operating Limited Partnership, a Michigan limited partnership

      Other subsidiaries (wholly-owned):

SCF Manager, Inc., a Michigan corporation

SCN Manager, Inc., a Michigan corporation

Sun Acquiring, Inc., a Kansas corporation

Sun Florida QRS, Inc., a Michigan corporation

Sun Houston QRS, Inc., a Michigan corporation

Sun QRS, Inc., a Michigan corporation

Sun Texas QRS, Inc., a Michigan corporation

Sun MHC Development, LLC, a Michigan limited liability company

Highland West Development, LLC, a New Mexico limited liability company


          Subsidiaries of Sun Communities Operating Limited Partnership

8920 Associates, a Florida general partnership

Apple Orchard, LLC, a Michigan limited liability company

Arizona Finance L.L.C., a Michigan limited liability company

Aspen-Allendale Project, L.L.C., a Michigan limited liability company

Aspen-Alpine Project, L.L.C., a Michigan limited liability company

Aspen-Arbor Terrace, L.P., a Delaware limited partnership

Aspen-Bonita Lake Resort Limited Partnership, a Michigan limited partnership

Aspen-Brentwood Project, L.L.C., a Michigan limited liability company

Aspen-Byron Project, L.L.C., a Michigan limited liability company

Aspen-Country Project, L.L.C., a Michigan limited liability company

Aspen-Ft. Collins Limited Partnership, a Michigan limited partnership

Aspen-Grand Project, L.L.C., a Michigan limited liability company

Aspen-Holland Estates, L.L.C., a Michigan limited liability company

Aspen-Indian Project Limited Partnership, a Michigan limited partnership

Aspen-Kings Court, L.L.C., a Michigan limited liability company

Aspen-Paradise Park II Limited Partnership, a Michigan limited partnership
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                              SUN COMMUNITIES, INC.

                  EXHIBIT 21 - LIST OF SUBSIDIARIES, CONTINUED

Aspen-Presidential Project, L.L.C., a Michigan limited liability company

Aspen-Siesta Bay Limited Partnership, a Michigan limited partnership

Aspen-Silver Star II Limited Partnership, a Michigan limited partnership

Aspen-Town & Country Associates II, L.L.C., a Michigan limited liability company

Bright Insurance Agency, Inc., a Michigan corporation

Family Retreat, Inc., a Michigan corporation

Knollwood Estates Operating Company L.L.C., a Michigan limited liability company

Miami Lakes Venture Associates, a Florida general partnership

Mt. Morris MHC, L.L.C., a Michigan limited liability company

Priority Entertainment L.L.C., a Michigan limited liability company

River Haven Operating Company L.L.C., a Michigan limited liability company

Snowbird Concessions, Inc., a Texas corporation

SunChamp, LLC, a Michigan limited liability company

Sun Communities Acquisitions, LLC, a Michigan limited liability company

Sun Communities Finance, LLC, a Michigan limited liability company

Sun Communities Funding Limited Partnership, a Michigan limited partnership

Sun Communities Houston Limited Partnership, a Michigan limited partnership

Sun Communities Mezzanine Lender, LLC, a Michigan limited liability company

Sun Communities Nevada GP L.L.C., a Michigan limited liability company

Sun Communities Nevada Limited Partnership, a Michigan limited partnership

Sun Communities Texas Limited Partnership, a Michigan limited partnership

Sun Communities Texas Mezzanine Lender Limited Partnership., a Michigan limited partnership

Sun Communities Funding GP L.L.C., a Michigan limited liability company

Sun/Forest LLC, a Michigan limited liability company

Sun/Forest Holdings LLC, a Michigan limited liability company

Sun GP L.L.C., a Michigan limited liability company

Sun Home Services, Inc., a Michigan corporation

SUI TRS, Inc., a Michigan corporation
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                              SUN COMMUNITIES, INC.

                  EXHIBIT 21 - LIST OF SUBSIDIARIES, CONTINUED

Sun TRS, Inc., a Michigan corporation

Sun Water Oak Golf, Inc., a Michigan corporation

Sun/York L.L.C., a Michigan limited liability company

White Oak Estates, L.L.C., a Michigan limited liability company

White Oak Estates Holding, L.L.C., a Michigan limited liability company